UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                         NATIONAL HOME HEALTH CARE CORP.

               (Exact Name of Registrant as Specified in Charter)


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            Delaware                 0-12927                    22-2981141
           ---------                 -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File No.)               Identification No.)
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700 White Plains Road, Suite 275, Scarsdale, New York                   10583
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 28, 2005, National Home Health Care Corp. (the "Company") issued a press release announcing the Company's financial results for the Company's quarter and fiscal year ended July 31, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

          (d)  Exhibits.

               99.1   Press Release dated October 28, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL HOME HEALTH CARE CORP.

Dated: November 1, 2005

                                       /s/ Robert P. Heller
                                       -----------------------------------------
                                       Name:  Robert P. Heller
                                       Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number        Description

99.1          Press Release dated October 28, 2005.